FIRST AMENDMENT TO
                               ------------------
                              MANAGEMENT AGREEMENT
                              --------------------
                       (AL II - 5 Development Facilities)


     This First Amendment to Management Agreement (this "Amendment") is made effective this 1st day of January, 2001 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Corporation, a Washington Corporation ("Emeritus), AL Investors Development LLC, a Delaware limited liability company ("AL Investors Development"), for itself and as sole managing member of each of the Facility Entities set forth on Exhibit A to the Management Agreement (as amended and as hereinafter defined).

                                    Recitals
                                    --------

     A. Emeritus Management, Emeritus Properties I Inc. ("EPI"), Emeritus and AL Investors Development entered into that certain Management Agreement with Option to Purchase (AL II - 5 Development Facilities), dated March 25, 1999, pursuant to which, among other things, Emeritus Management and EPI were engaged to manage certain Facilities described therein (the "AL II Development
Management Agreement"). EPI has ceased to be a manager under the AL II Development Management Agreement.

     B.     Simultaneously  with  the  execution  of  the  AL  II  Development
Management Agreement, Emeritus Management, Emeritus management I LP, AL Investors II LLC, ESC I, L.P., a Washington limited partnership ("ESC"), ESC G.P. I, Inc., a Washington corporation ("ESCGP"), and EPI entered into that certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities), dated March 26, 1999, which was thereafter segregated by Amendment to Management Agreement (AL II - 14 Operating Facilities), dated March 27, 2000, pursuant to which the Refinanced Facilities (as defined therein) were deleted, and were included instead in that certain Management Agreement with Option to Purchase (Teachers), dated March 27, 2000 (the "AL II Management Agreement (Teachers)", and which was also thereafter amended by Second Amendment to Management Agreement dated March 22, 2001 (as so segregated and amended, the "AL II Management Agreement (GMAC)". ESC, ESCGP and EPI have ceased to be Managers under the AL II Management Agreement (GMAC).

     C. The parties hereto or certain affiliates thereof also entered into that certain Management Agreement with Option to Purchase (Emeritrust 25), dated December 30, 1998, pursuant to which, among other things, AL Investors LLC, a Delaware limited liability company, and the Facility Entities defined therein engaged Manager to manage certain Facilities described therein (as amended as described below, the "AL I Management Agreement").

     E. GMAC Commercial Mortgage Corporation ("GMAC") is the lender under the Senior Loan under both AL I Management Agreement and the AL II Management Agreement (GMAC). Guaranty Federal Bank, F.S.B., now known as Guaranty Bank, a federal savings bank ("GFB") is the lender (or agent of multiple lenders) under the Senior Loan as defined in the AL II Development Management Agreement. The Senior Loan as defined in the AL I Management Agreement is referred to herein as the "AL I Senior Loan". The Senior Loan as defined in the AL II Development Management Agreement is referred to herein as the GFB Senior Loan.

     F. GFB and AL Investors Development, on behalf of the Facility Entities, have simultaneously herewith entered into an Omnibus Modification Agreement, pursuant to which AL Investors Development is entitled to a 12 months extension of the GFB Senior Loan, together with an additional 12 extension option on the terms and conditions contained therein (the "Modification Agreement").

     G. As a condition to the execution of the Modification Agreement and extension of the GFB Senior Loan, the parties have agreed to amend the AL II Development Management Agreement as set forth herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Definitions.  All  terms  capitalized herein but not defined shall have the
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meanings  given  them  in  the  AL  II  Development  Management  Agreement.

     Extension  of Management Agreement.  New Section 2.3 is hereby added to the
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AL  II  Development  Management  Agreement:

          2.3  Extension  of Term.  The parties hereby agree to extend the AL II
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Development  Management  Agreement  until  December  31,  2002  (the  "Extension
Period"),  to make it co-extensive with the term of the GFB Senior Loan.   Under
the Modification Agreement, AL Investors Development is also eligible for an additional 12 month extension in accordance with the terms and conditions
contained  in  Section  2  thereof  (the "Additional Extension Period").   If AL
Investors Development is entitled to exercise its extension rights for the Additional Extension Period under the terms of the Modification Agreement, it hereby agrees that it will do so.

     All of the terms and provisions of the AL II Development Management Agreement (as modified by this Amendment) shall continue to be applicable throughout the Extension Term, including, without limitation, the right to exercise the Purchase Option. If AL Investors Development exercises its extension rights for the Additional Extension Period and the AL I Senior Loan has been extended for the Second Extension Period as provided therein, then Manager shall be deemed to have automatically extended this AL II Development Management Agreement to make it co-terminous with the Additional Extension Period, whereupon all of the terms and provisions of the AL II Development Management Agreement (as modified by this Amendment) shall continue to be applicable throughout the Additional Extension Period, including, without limitation, the right to exercise the Purchase Option. Notwithstanding the foregoing, the parties agree that this Section 2.3 shall not impair Owners extension rights under Section 2.2 of the AL II Development Management Agreement.

     Costs  and  Expenses.  AL  Investors  Development shall pay for all closing
     --------------------
costs related to the GFB loan extensions, including, without limitation, all costs and fees incurred by the Senior Lender, title insurance fees, and UCC search costs. In addition, AL Investors Development shall pay the monthly principal paydown of $115,000 with respect to the Hagerstown Note (the "Paydown Amount"), as more particularly set forth in Section 1(C) of the Omnibus Agreement entered into with GFB on or about the date hereof. For purposes of calculating Operating Deficits in connection with Section 8.3 of the Management Agreement, the Paydown Amount shall be deemed part of the Excluded Expenses, such that it shall not be taken into account as part of Operating Expenses.

     Purchase  Option.
     ----------------

          4.1     Exercise  of Option. The first sentence of Section 13.2 of the
                  -------------------
AL II Development Management Agreement is hereby deleted and replaced in its entirety with the following:

The Purchase Option shall permit Emeritus to purchase the Facilities (a) at any time prior to the end of the Extension Period, and (b) if the AL II Development Management Agreement is extended pursuant to the Additional Extension Period, at any time prior to the end of the Additional Extension Period (as applicable, the "Purchase Option Expiration Date") provided the written notice of the exercise of the option is given by Emeritus to the Owners (a "Purchase Option Notice") on or before 15 days prior to the applicable Purchase Option Expiration Date

     4.2     Place  and  Time  of  Closing.  Section  13.6 is hereby deleted and
             -----------------------------
replaced  in  its  entirety  with  the  following:

          13.6.     Place  and  Time  of  Closing.  If  the  Purchase  Option is
                    -----------------------------
exercised, the closing shall occur and the Deed for each Facility shall be delivered to Title Company (the "Closing") pursuant to escrow closing arrangements reasonably satisfactory to Owners and Manager at 12:00 o'clock noon (P.S.T.) no later than the applicable Purchase Option Expiration Date (the "Time of Closing"). It is agreed that time is of the essence of this Purchase Option. Notwithstanding the foregoing, Owner shall not unreasonably withhold its consent to Manager's request for a 30-day extension of such Closing Date provided that Manager deposits the equity funds required to close the Purchase Option into escrow and provides Owner with reasonable evidence of financing prior to the applicable Purchase Option Expiration Date, and reimburses Owner for any additional costs incurred by such extension.

          3.3     Conditions  to  Exercise.  In  addition  to  the  conditions
                  ------------------------
precedent to the exercise of the Purchase Option contemplated in Section 13.1 of the Management Agreement it shall be a condition precedent to the exercise of the Purchase Option (which condition Owners may waive, in their sole discretion at any time) (i) that the "Purchase Option" under each of the AL II Management Agreement (GMAC), the AL II Management Agreement (Teachers), and the AL I Management Agreement shall have been simultaneously exercised, and (ii) effective from and after September 15, 2002, the Second Extension Period under the terms of the AL I Senior Loan shall have been exercised.

          3.4     Cross  Default  of  Purchase  Options.  The  parties  hereby
                  -------------------------------------
acknowledge that the following amendment was made as part of the First Amendment to the AL II Management Agreement (GMAC): Section 13.9 of the AL II Development Management Agreement is hereby amended by adding at the end of the sentence which begins "If Emeritus delivers the Purchase Option Notice and fails to timely consummate the purchase of the Facilities in accordance with the terms hereof for any reason other than the Facility Entities' default and refusal to deliver the Deed " the following: "and (d) the Purchase Option under the AL II Management Agreement (GMAC) and the AL II Management Agreement (Teachers) shall be deemed terminated and Emeritus shall thereafter have no further right to purchase the Facilities".

          Section 13.9 of the AL II Development Management Agreement is hereby further amended by adding the following at the end: "If Emeritus elects to exercise its purchase options under the AL II Management Agreement (GMAC), the AL II Management Agreement (Teachers), and the AL I Management Agreement, and thereafter fails to timely consummate the purchase of the facilities subject to the exercised purchase options in accordance with the terms thereof for any reason other than a default by the owners and failure to deliver the applicable deeds for each of the facilities, the Purchase Option under this AL II Development Management Agreement shall be deemed terminated and Emeritus shall thereafter have no further right to purchase the Facilities".

     Notices.  All  notices to be given by either party to this Agreement to the
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other  party hereto shall be in writing, and shall be sent to the parties at the addresses and in the manner set forth in the AL II Development Management Agreement.

     Ratification.  The  AL  II  Development Management Agreement, as amended by
     ------------
this  Agreement,  is  hereby  ratified  and  confirmed.

     Understandings  and  Agreements.  This  Amendment,  together with the AL II
     -------------------------------
Development Management Agreement, constitutes all of the understandings and agreements between the parties with respect to the management of the Facilities.

     Headings.  The  headings  contained herein are for convenience of reference
     --------
only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
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governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.


     EMERITUS  MANAGEMENT
     --------------------

     EMERITUS  MANAGEMENT  LLC,
     a  Washington  limited  liability  company

     By:     Emeritus  Corporation,
          a  Washington  corporation

     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------



                              EMERITUS
                              --------

                              EMERITUS  CORPORATION,  a  Washington
corporation

                              By:     /s/  Raymond  R.  Brandstrom
                                      ----------------------------
                                   Name  Raymond  R.  Brandstrom
                                         -----------------------
                                   Title  Vice  President  of  Finance
                                          ----------------------------

                              AL  INVESTORS  DEVELOPMENT
                              --------------------------

AL INVESTORS DEVELOPMENT LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman  L.  Brendan
          ------------------------
          Name  Norman  L.  Brendan
                -------------------
          Title  Manager
                 -------

The undersigned lenders in connection with the GFB Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the foregoing Amendment.


     Guaranty  Bank, a federal savings bank          (formerly known as Guaranty
Federal  Bank,     F.S.B.),  Agent  and  Lender

     By:
     Name
     Title


     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By:     /s/  Noah  R.  Levy
             -------------------
     Name  Noah  R.  Levy
           --------------
     Title  Vice  President
            ---------------

The undersigned has executed this Agreement for the sole purpose of (i) acknowledging and consenting to the foregoing Amendment, (ii) ratifying that certain Guaranty of Management Agreement and Shortfall Funding Agreement (AL II
- 5 Development Facilities) dated March 25, 1999, given by Emeritus in favor or AL Investors Development and the respective Facility Entities (the "Guaranty"),
(iii) confirming and agreeing that foregoing Amendment does not alter, modify, amend or waive any terms contained in the Guaranty, and (iv) acknowledging that the Guaranty has been assigned to Guaranty Bank under the GFB Senior Loan documents, and Guaranty Bank has the right to enforce the Borrower's obligations under the GFB Senior Loan in accordance with the GFB Senior Loan loan documents.


     Emeritus  Corporation,
     a  Washington  corporation


     By:/s/  Raymond  R.  Brandstrom
        ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------